UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2013

Valley Forge Composite Technologies, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida (state or other jurisdiction of incorporation)	000-51420 (commission file number)	20-3061892 (irs employer identification no.)
50 East River Center Blvd., Suite 820, Covington Kentucky (address of principal executive offices)		41011 (zip code)
Registrant’s telephone number, including area code (859) 581-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Valley Forge’s Press Release dated February 4, 2013 is included as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated February 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

By: /s/ Louis J. Brothers

Louis J. Brothers
President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Date: February 4, 2013

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated February 4, 2013.	Filed herewith.